EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Rennova Health, Inc., a Delaware Corporation (the “Company”), on Form 10-K/A for the year ended December 31, 2016 as filed with the Securities and Exchange Commission (the “Report”), I, Seamus Lagan, Chief Executive Officer and Interim Chief Financial Officer of the Company, certify, pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Sec. 1350), that to my knowledge:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Seamus Lagan

Seamus Lagan

Chief Executive Officer and Interim Chief Financial Officer

Dated:  April 28, 2017